                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           Reality Interactive, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              REALITY INTERACTIVE, INC.
                                      Suite 400
                               7500 Flying Cloud Drive
                               Eden Prairie, MN  55344




April 15, 1997


Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Reality Interactive, Inc., to be held at 3:30 p.m. on Monday, May 19, 1997, at the AmeriSuites, 11369 Viking Drive, Eden Prairie, Minnesota.

    Information about the business of the meeting and the nominees for election as members of the Board of Directors is set forth in the formal meeting notice and the proxy statement on the following pages.

    We hope you can attend the meeting. However, if you will not be able to join us, we urge you to exercise your right as a shareholder and vote. The vote of every shareholder is important, and your prompt cooperation in completing, signing and returning the enclosed proxy will be appreciated.


                                  Sincerely,


                                  /s/ Paul J. Wendorff

                                  Paul J. Wendorff
                                  Chairman, President and
                                   Chief Executive Officer

                              REALITY INTERACTIVE, INC.
                                      Suite 400
                               7500 Flying Cloud Drive
                               Eden Prairie, MN  55344


                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                    TO BE HELD ON

                                     MAY 19, 1997


TO THE SHAREHOLDERS OF REALITY INTERACTIVE, INC.:

    Notice is hereby given that the Annual Meeting of Shareholders of Reality Interactive, Inc. will be held at 3:30 p.m. on Monday, May 19, 1997, at the AmeriSuites, 11369 Viking Drive, Eden Prairie, Minnesota, for the following purposes:

1.  To elect a Board of Directors.

2. To ratify the selection of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

3. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on April 9, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

    Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                  By Order of the Board of Directors,


                                  /s/ Wesley W. Winnekins

                                  Wesley W. Winnekins
                                  Secretary

Dated:  April 15, 1997

                              REALITY INTERACTIVE, INC.

                                   PROXY STATEMENT

                                         FOR
                            ANNUAL MEETING OF SHAREHOLDERS
                                     MAY 19, 1997



    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reality Interactive, Inc. for use at the Annual Meeting of Shareholders of the Company to be held at 3:30 p.m. on Monday, May 19, 1997, at the AmeriSuites, 11369 Viking Drive, Eden Prairie, Minnesota, and at any adjournment thereof. Shares represented by a proxy will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted FOR the proposals set forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are being sent or given to shareholders beginning on or about April 15, 1997 along with the Company's 1996 Annual Report to Shareholders.

    Only shareholders of record at the close of business on April 9, 1997 are entitled to notice of and to vote at the meeting or at any adjournment thereof. On April 9, 1997, there were 4,677,407 shares of Common Stock of the Company outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. A shareholder giving the enclosed proxy may revoke it at any time prior to its use by giving written notice of such revocation to the Company at least five days prior to the meeting or to the Secretary at the meeting.

    The Board of Directors knows of no matters other than those described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

    All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls.

    A representative of Price Waterhouse LLP will be present at the Annual Meeting to respond to appropriate questions and will make a statement if such representative desires to do so.

                     PROPOSAL NUMBER ONE - ELECTION OF DIRECTORS

    It is the intention of the Company's management that the shares represented by proxy, unless otherwise indicated thereon, be voted for the election of Messrs. Wendorff, Eibensteiner and Bernards (the "Nominees"), each of whom has consented to serve as a Director of the Company if so elected, and to hold office until the next regular meeting of the shareholders.

    In January 1997, Ronald A. Matricaria, President, Chief Executive Officer and Chairman of St. Jude Medical, Inc., resigned as a member of the Company's Board of Directors due to increasing business commitments at St. Jude Medical, Inc.. As of April 15, 1996, the Company has not identified a suitable replacement for Mr. Matricaria. The Company is currently seeking a qualified candidate to fill this vacant seat.

    Absent other instructions, the proxies will be voted FOR each of the Nominees. If at the time of the Annual Meeting any Nominee shall have become unable to serve as a Director for any reason, which event is not expected to occur, the proxies will be voted for such nominees, if any, as shall be designated by the Board of Directors.

    Information regarding the Directors of the Company is set forth below:

    NAME                          AGE     OFFICES
    ----                          ---     -------

    Paul J. Wendorff              43      Chairman of the Board, President and
                                           Chief Executive Officer

    Ronald E. Eibensteiner*       46      Director

    James A. Bernards*            50      Director

----------------------------------------

*   Denotes a member of the Compensation and Audit Committees

    PAUL J. WENDORFF has served as the Company's Chairman of the Board, President and Chief Executive Officer since the Company's inception in May 1994. From December 1990 to May 1994, he served as Director of Strategic Markets for Fourth Shift Corporation. From November 1983 to December 1990, he was Manager of Mid Range Software for Management Science America, Inc. Prior to that he served in various sales management positions for the American Hospital Supply Corporation between December 1976 and November 1983.

    RONALD E. EIBENSTEINER has served as a director of the Company since its inception in May 1994. He has been involved in the formation of several technology companies and, as President of Wyncrest Capital, Inc., has been a seed investor in numerous development stage companies. He is a director of IVI Publishing, Inc., an electronic publisher of health and medical titles in interactive multimedia formats; IntraNet Solutions, an intranet based document management company; and currently serves as Chairman of OneLink Communications, an interactive voice response provider to the telecommunications industry. He was also Chairman of Prodea Software Corporation, a data warehousing software company, until its sale to Platinum TECHNOLOGY, INC. in January 1996.

    JAMES A. BERNARDS has served as a director of the Company since July 1994. He also is President of Facilitation, Inc., a provider of business and financial consulting services. From 1981 to 1993 he was President of the accounting firm Stirtz, Bernards & Co. He has been President of Brightstone Capital, Ltd., a venture capital fund, since 1986, and is a director of Health Fitness Physical Therapy Corporation, a provider of preventative and rehabilitative healthcare services, and FSI International, Inc., a developer, manufacturer and marketer of products used in the technology areas of microlithography, surface conditioning and chemical management.

    THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED FOR THE ELECTION OF THE NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

    During the fiscal year ended December 31, 1996, the Board of Directors met six times. All of the incumbent directors attended at least 75% of the meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.

    The Board of Directors of the Company has standing audit and compensation committees which have a current membership as indicated in the foregoing section. The Board of Directors has no standing nominating committee.

    The Audit Committee makes recommendations as to the selection of auditors and their compensation, and reviews with the auditors the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. There was no formal meeting of the Audit Committee during fiscal 1996.

    The Compensation Committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers. There was no formal meeting of the Compensation Committee during fiscal 1996.

    During 1996, the Company paid $1,000 to Mr. Matricaria for each of the four Board of Directors meetings he attended. Other outside directors did not receive compensation during 1996 for serving on the Board of Directors. Directors who are also employees of the Company do not receive any additional compensation for serving on the Board of Directors.

                                  EXECUTIVE OFFICERS


    NAME                          AGE     OFFICES
    ----                          ---     -------

    Paul J. Wendorff              43      President, Chief Executive Officer
    Wesley W. Winnekins           35      Chief Financial Officer, Secretary
    Bruce W. Fischer              51      Director of Business Development
    Andrew R. Keith               40      Director of Marketing
    James J. Morrison             40      Director of Production
    Steven C. Peterson            33      Director of Technology

    See the biographical information for Mr. Wendorff under "Election of Directors."

    WESLEY W. WINNEKINS, a certified public accountant, has served as the Company's Chief Financial Officer since June 1995 and as the Company's Secretary since January 1996. From June 1993 to May 1995, he was the Director of Operations/Controller at Ruth Stricker's Fitness Unlimited, Inc. From November 1991 to June 1993, he served as the Accounting Manager for Fourth Shift Corporation, and from September 1990 to October 1991, he served as the Corporate Controller for Authorware, Inc. From June 1985 to September 1987, he served as an auditor for Arthur Andersen & Co.

    BRUCE W. FISCHER has served as the Company's Director of Business Development Since June 1994. From December 1989 to June 1994, he served as a marketing Product Manager for Fourth Shift Corporation. From September 1987 to December 1989, he was a manager at Options Group, Inc., and from January 1981 to September 1987, he was Senior Industry Consultant for Management Science America.

    ANDREW R. KEITH has served as the Company's Director of Marketing since May 1995. From October 1992 to April 1995, he served as National Marketing Manager for Ideal Learning/Lifetouch Inc. ("Lifetouch"). From May 1992 to October 1992, he was a principal and co-founder of Mediapros Ltd., a company subsequently acquired by Lifetouch, and from December 1989 to April 1992, he was Product Marketing Manager for Authorware, Inc. From September 1984 to November 1989, he was Manager of Marketing Communications for Crossfield News Publishing Systems.

    JAMES J. MORRISON has served as Director of Production since June 1994. He was manager of Customer Software Services and Product Manager for Fourth Shift Corporation from October 1988 to June 1994. From June 1987 to October 1988, he was Manufacturing Systems Consultant for Cullinet, Inc., and from September 1981 to June 1987, he was Manager of Process Integration for Donaldson Company, Inc.

    STEVEN C. PETERSON has served as the Company's Director of Technology since June 1994. From December 1993 to June 1994, he served as Director of Product Development for Database Network Services Ltd, and from April 1988 to December 1993, he held various management and technical positions in product development, training, consulting and product support at Fourth Shift Corporation.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company's Common Stock, the Company believes that such persons complied with all Section 16(a) filing requirements in a timely manner for the fiscal year ending December 31, 1996.


                                EXECUTIVE COMPENSATION


    The following table sets forth the compensation awarded to or earned in fiscal years 1994, 1995 and 1996 by the Company's Chief Executive Officer. No other executive officer of the Company earned salary and bonus in excess of $100,000 during 1996.

                              SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                       FISCAL  ANNUAL COMPENSATION COMPENSATION
                                               ------------------- ------------
NAME                                    YEAR    SALARY (1) BONUS    OPTIONS (2)
----                                    ----    ---------- -----    -----------

Paul J. Wendorff                        1996   $115,333  $15,000       75,000
  President and Chief Executive Officer 1995     84,000     --         30,000
                                        1994     45,500     --         30,000
-------------------------------
(1) Mr. Wendorff's salary in 1994 was paid from the Company's inception in May 1994 to December 31, 1994. The current annual salary of Mr. Wendorff is $125,000.

(2) In 1996, Mr. Wendorff was granted an option to purchase 75,000 shares of Common Stock, at $4.54 per share, in connection with a 1996 performance plan approved by the Compensation Committee of the Board of Directors. On March 5, 1997, this option was canceled by the Compensation Committee, and an option to purchase 75,000 shares of Common Stock was granted to Mr. Wendorff at an exercise price of approximately $.89 per share in connection with a 1997 performance plan. Such options shall become 100% vested on the fifth anniversary of the grant date, but may vest earlier if certain performance objectives are achieved. As of March 15, 1997, none of these performance objectives had been met. For 1995 and 1994, options to purchase a total of 60,000 shares of Common Stock were granted at $1.98 per share. Of this amount, options to purchase 30,000 shares of Common Stock are currently vested. The remainder of such options vest in two equal installments over the next two years.

    The following table summarizes the options granted to the executive officer named in the Summary Compensation Table in 1996.

                                OPTION GRANTS IN 1996



                      NUMBER OF SECURITIES   PERCENT OF TOTAL OPTIONS
                       UNDERLYING OPTIONS       GRANTED TO EMPLOYEES      EXERCISE     EXPIRATION
NAME                         GRANTED              IN FISCAL 1996             PRICE        DATE
----                   --------------------   -----------------------      --------     ----------
Paul J. Wendorff             75,000                    41.4%                $.89375       3/5/02



    No options were exercised by the executive officer named in the Summary Compensation Table during fiscal year 1996. The following table summarizes the number of unexercised options held by the executive officer named in the Summary Compensation Table as of December 31, 1996.


                          OPTION VALUES AT DECEMBER 31, 1996



                            NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                              OPTIONS AT END OF          IN-THE-MONEY OPTIONS
                                 FISCAL 1996           AT END OF FISCAL 1996 (1)
                       ---------------------------    ---------------------------
NAME                   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                   -----------   -------------    -----------   -------------
Paul J. Wendorff         30,000          105,000          $--            $--

-------------------



(1) Value based on the difference between the closing price of the Company's Common Stock as reported by the NASDAQ Small Cap Market on December 31, 1996 and the option exercise price per share multiplied by the number of shares subject to the option. No options were in-the-money as of December 31, 1996.

                                PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of February 28, 1997 by:
(i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group and (iv) each person or entity known by the Company to own beneficially more than 5% of the Company's Common Stock. Unless noted below, the address of each of the following shareholders is the same as the Company.

                                                   BENEFICIAL OWNERSHIP (1)
                                                   -----------------------
       NAME                                          SHARES     PERCENT
       ----                                        ---------  -----------

       Perkins Capital Management, Inc.(2)....... 1,824,850      32.8%
         730 E. Lake Street
         Wayzata, Minnesota  55391
       Paul J. Wendorff(3).......................   599,575      12.7
       The Perkins Opportunity Fund(4)...........   550,000      11.1
         730 E. Lake Street
         Wayzata, Minnesota  55391
       Ronald E. Eibensteiner(5).................   291,488       6.1
         Suite 1860
         Midwest Plaza
         801 Nicolett Mall
         Minneapolis, Minnesota  55402

       Brightstone Funds(6)......................   253,195       5.3
         7200 Metro Blvd.
         Edina, Minnesota  55439
       James A. Bernards(7)......................      --        --
       All directors and executive officers
         as a group (7 persons)(8)............... 1,247,778      25.4

--------------------

(1) Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of February 28, 1997 are deemed to be outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options or warrants, but are not deemed to be outstanding for purposes of computing such percentage for any other person. Except as indicated by footnote, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 884,500 shares of Common Stock subject to warrants.

(3) Includes 30,000 shares of Common Stock subject to options.

(4) Includes 275,000 shares of Common Stock subject to warrants. Perkins Capital Management, Inc. serves as investment advisor to The Perkins Opportunity Fund, which holds voting and dispositive power over such shares. Perkins Capital Management, Inc. disclaims beneficial ownership of such shares.

(5) Includes 176,300 shares of Common Stock and 115,188 shares of Common Stock subject to warrants and options, owned in each case by Wyncrest Capital, Inc., an investment fund controlled by Mr. Eibensteiner.
(6) Includes 111,111 shares of Common Stock held by Brightstone Fund V; 68,975 shares of Common Stock and 43,109 shares of Common Stock subject to warrants held by Brightstone Fund VI; and 30,000 shares of Common Stock subject to options held by Brightstone Capital, Ltd. Brightstone Capital, Ltd. is the general partner of Brightstone Fund V and Brightstone Fund VI.
(7) Excludes an aggregate of 253,195 shares held by Brightstone Capital, Ltd., Brightstone Fund V and Brightstone Fund VI. See Note 5 above. Mr. Bernards is the President of Brightstone Capital, Ltd. Mr. Bernards disclaims beneficial ownership of such shares.
(8) See Notes 2 through 7 above. Includes an additional 274,215 shares of Common Stock and 82,500 shares of Common Stock subject to options held by officers not listed in the above table.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


    In May 1995, Marcel Eibensteiner, the brother of Ronald Eibensteiner, guaranteed $100,000 of the Company's indebtedness to BankWindsor on terms and conditions identical to other guarantors. In consideration for the guarantee, the Company issued to Mr. Eibensteiner warrants to purchase 20,000 shares of Common Stock. The warrants are exercisable at a price per share of $3.00 and expire in 2000.

    As part of a bridge financing effort in 1995, the Company issued warrants to purchase 43,109 and 25,188 shares of Common Stock along with two convertible promissory notes in the amounts of $200,000 and $120,000 to Brightstone Fund VI and Wyncrest Capital, Inc., respectively. Mr. Bernards, a director of the Company, is the President of Brightstone Capital, Ltd., which is the general partner of Brightstone Fund VI, and Mr. Eibensteiner, a director of the Company, is the President of Wyncrest Capital, Inc. The convertible promissory notes carried interest at 9.0% per annum. The warrants are exercisable over a three-year period at a price of $2.40 per share. On September 12, 1995, in connection with a private placement of Preferred Stock, the Company issued 68,975 and 40,300 shares of Preferred Stock at a purchase price of $3.00 per share to Brightstone Fund VI and Wyncrest Capital, respectively, upon the conversion of the two convertible promissory notes and accrued interest thereon.

    In connection with the Company's private placement of 726,900 shares of Preferred Stock from September 1996 to December 1996, Mr. Wendorff, George Robinson (a former executive officer of the Company), Wesley Winnekins, Bruce Fischer, James Morrison and Andrew Keith purchased shares of Preferred Stock for cash consideration of $3.00 per share on terms and conditions identical to other investors in the private placement.

                 PROPOSAL NUMBER TWO - RATIFY APPOINTMENT OF AUDITORS

    The Board of Directors has appointed Price Waterhouse LLP as the Company's independent auditors for the year ending December 31, 1997, and recommends that the shareholders ratify that appointment. Price Waterhouse LLP has no relationship with the Company other than that arising from its employment as independent auditors. Representatives from Price Waterhouse LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

    THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED TO RATIFY THIS APPOINTMENT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THIS APPOINTMENT.


PROPOSALS FOR THE NEXT ANNUAL MEETING

    According to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, a shareholder may require that certain proposals suggested by the shareholder be voted upon at a shareholder meeting. Information concerning any such proposal may be submitted to the Company for inclusion in the Company's proxy statement. Any such proposal to be considered at the Company's Annual Meeting of shareholders to be held in 1998 should be submitted to the Company on or before December 16, 1997.

                                  By Order of the Board of Directors,

                                  /s/ Wesley W. Winnekins

                                  Wesley W. Winnekins
                                  Secretary

April 15, 1997

                                     PROXY
                           REALITY INTERACTIVE, INC.

                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 19, 1997

    The undersigned hereby appoints Paul J. Wendorff and Wesley W. Winnekins (the "Proxies"), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Reality Interactive, Inc., held of record by the undersigned on April 9, 1997, at the ANNUAL MEETING OF SHAREHOLDERS to be held on May 19, 1997, or any adjournment thereof.

(1)  ELECTION OF          / /  FOR all nominees     / /  WITHHOLD AUTHORITY
     DIRECTORS:           (except as marked below)  to vote for nominees

     PAUL J. WENDORFF       RONALD E. EIBENSTEINER       JAMES A. BERNARDS

    (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

(2) The proposal to ratify and approve the appointment of Price Waterhouse LLP as the Company's independent auditor.

               / /  FOR         / /  AGAINST         / /  ABSTAIN

          (CONTINUED, AND TO BE COMPLETED AND SIGNED ON REVERSE SIDE)

                        (CONTINUED FROM THE OTHER SIDE)

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                    Dated:                               , 1997
                                            ----------------------------

                                    Signed:
                                            -----------------------------------
                                            Signature of Shareholder

                                    Signed:
                                            -----------------------------------
                                            Signature of Shareholder (if held
                                            jointly)

                                    Please vote, date and sign this proxy as your name is printed hereon. When signing as attorney, executory administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

 PLEASE VOTE, DATE AND SIGN THIS PROXY PROMPTLY. A RETURN ENVELOPE IS ENCLOSED
                             FOR YOUR CONVENIENCE.